UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 7, 2020

ESCO TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Planned Retirement of Executive Officer and Director; Planned Reduction in Size of Board of Directors

On December 7, 2020 the Company issued a press release (attached as Exhibit 99.1) announcing that its Chief Financial Officer, Gary E. Muenster, had communicated his plans to retire at an as-yet-undetermined date in 2021, but that he intended to continue in his current operating role during a search for a new CFO and through the transition of this successor.

In view of Mr. Muenster’s announced retirement, the Board of Directors determined not to nominate Mr. Muenster for election to another term as a director of the Company following the expiration of his current term at the Company’s 2021 Annual Meeting of Shareholders, and that upon the expiration of Mr. Muenster’s term the size of the board of directors would be reduced from nine to eight members in order to eliminate the vacancy which would otherwise result.

Item 7.01	Regulation FD Disclosure

Today, December 7, 2020, the Company is issuing a press release (attached as Exhibit 99.1) announcing that its Chief Financial Officer, Gary E. Muenster, had communicated his plans to retire at an as-yet-undetermined date in 2021, but that he intended to continue in his current operating role during a search for a new CFO and through the transition of this successor.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued December 7, 2020
104	Cover Page Inline Interactive Data File

Other Matters

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Company incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

Any references to the Company’s web site address included in this Form 8-K and the press release are intended only as inactive textual references and not as active links to its web site. Information contained on the Company’s web site does not constitute part of this Form 8-K or the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2020

ESCO TECHNOLOGIES INC.

By:	/s/ Alyson S. Barclay

Senior Vice President, Secretary and General Counsel